DEAR SHAREHOLDERS,
It has been almost two years since financial turmoil began to rock Asian and other markets, including markets in Russia and Latin America. Even developed markets such as Europe and the United States were not immune. Investors in U.S. bond markets, for example, became increasingly risk conscious, shifting money into U.S. Treasury securities and away from corporate and municipal bonds and mortgage-backed securities.

Today, the bond market environment in the United States has become much more favorable. In fact, we think it is approaching the level of relative stability it enjoyed before the Asian turmoil began.

This May, the Federal Reserve Board (the Fed) indicated a bias toward raising short-term interest rates. Despite six months of strong economic growth and a surprisingly high 0.7% increase in the Consumer Price Index in April, the Fed did not actually raise rates. This is not the first time the Fed has used such a strategy. Since 1995, the Fed has indicated a bias toward higher interest rates more than 15 times but has raised rates only twice.

We believe the Fed's bias statement will be good for the bond markets for two reasons. First, it reassures investors that the Fed will act if economic growth results in higher inflation and reduced purchasing power. Second, the Fed's signal, combined with several months of strong growth, has already resulted in higher interest rates, which could slow the economy enough to dampen inflation without a need for further Fed action. Although the Fed has not changed short-term interest rates since October 1998, bond market investors have pushed up the rate on the 30-year Treasury bond close to 6%, almost a full percentage point higher than it was a year ago. The effect of this increase can be seen in the mortgage market, in which interest rates have risen slightly since the summer of 1998.

April's increase in the Consumer Price Index was higher than analysts had forecast, but we do not believe it is cause for concern. Most of April's increase seems to have resulted from a decision by oil-exporting countries to limit production following more than a year of declining oil prices. If the increase in oil prices is nothing more than a small reversal of the earlier decline, April's inflation report may be an aberration rather than the beginning of a trend toward higher prices. Also, thanks in part to global competition and the growing use of technology to increase global production, companies followed by our portfolio managers and analysts report very little margin to raise prices. As a result, we expect 1999's inflation rate to be around 2%, which is slightly higher than 1998's but still moderate.

One of the most positive results of the moderate growth and inflation environment has been a rebound in the major non-Treasury bond markets: corporate, municipal, and mortgage. Once people saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, these markets began to rebound and to present our portfolio managers with opportunities to find attractive yields.

We will, of course, closely follow domestic and overseas economic growth, inflation, Fed policy, and government spending in an effort to monitor their impact on the bond markets. On a more fundamental level, we will continue to use extensive research and credit analysis to find attractive investment opportunities. For example, we believe the strong U.S. economy and low inflation have helped select corporate bond issuers maintain strong balance sheets and meet their debt payments. And, despite their recent increases, mortgage rates have not risen enough to slow the housing market significantly, which has benefited issuers of mortgage-backed securities. We believe the well-defined strategies and active portfolio management of our fixed-income funds position them to benefit from opportunities in these and other bond markets.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

       [SIGNATURE]

Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management-Registered Trademark-

June 17, 1999

MANAGEMENT REVIEW AND OUTLOOK

DEAR SHAREHOLDERS,
The Trust's stock market price, which stood at $6.56 on November 30, 1998, decreased to $6.25 on May 28, 1999, while its net asset value (NAV) price over the same period decreased from $7.50 to $7.19, representing a total return of -1.45% based on market price and -0.80% based on NAV. Over the same period, the Salomon Brothers Medium Term (1- to 10-year) Treasury Government Sponsored Index (the Salomon Index), an unmanaged index of medium-term U.S. Treasury and agency securities, returned -1.85%, while the J.P. Morgan Non-Dollar Government Bond Index, an unmanaged index of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year, returned -4.55% in local currency terms.

U.S. GOVERNMENT/MORTGAGE SECTOR
The Trust has maintained a higher-than-average weighting in U.S. government, government-agency, and mortgage-backed securities. As a result of the bond market turmoil following last August's Russian bond default, the interest-rate differential between mortgage-backed securities and comparable maturity Treasuries reached its highest point since the late 1980s. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Prices of non-Treasury securities fell as their interest rates rose. However, as we expected, the bond market steadied by the end of 1998 and into 1999, when yields on these securities declined.

The current level of interest rates and our view that Treasury yields will remain fairly stable should be favorable for mortgages, which generally perform very well when interest rates are stable. Rates have not risen enough recently to slow down a healthy housing market or to prevent homeowners with low-rate mortgages from buying new homes. However, interest rates have increased enough from their historically low levels to ease the refinancing pressure on higher-rate loans.

As the bond market recovered from last fall's turmoil, prices of Government National Mortgage Association securities increased, with their yields declining from 182 basis points (1.82%) over 10-year Treasuries in October 1998 to 126 basis points (1.26%) as of April 30, 1999. The reduction in the number of prepayments, which removed higher-yielding bonds from the portfolio, made mortgage-backed securities even more attractive. We saw this environment as an opportunity to add additional yield and increased the Trust's allocation to this sector.

The portfolio's sensitivity to changes in interest rates is about the same as that of the Salomon Index.

In the near term, we think the bond markets will continue to adjust to the growing acceptance that the Federal Reserve Board (the Fed) might raise short-term interest rates. We believe this outlook should keep yields on two-year Treasury securities around 5.50% to 5.85%. Yields on longer-term Treasuries, meanwhile, will reflect the bond markets' perception about economic growth. If investors believe growth is too strong, they may push up interest rates to rein in a surging economy and quell inflation fears. However, because we believe inflation should remain in check, we think any rate increase will be limited and will present us with an opportunity to buy higher-yielding securities selectively.

INTERNATIONAL SECTOR
While continued strong U.S. economic growth resulted in higher Treasury yields during the first four months of 1999, the newly formed European Central Bank lowered interest rates by 50 basis points (0.50%) to stimulate domestic demand. Currently, most European markets continue to outperform the United States.

Approximately 11% of the Trust's assets were allocated to developed international markets during the past six months. In Europe, positions in Greece and Denmark helped performance. These two countries are not presently in European monetary union (EMU) but are likely to join in the next few years. In addition, government-bond holdings in New Zealand and Australia, where rates are higher than in Europe, continued to add incremental income to the Trust. While bonds from the United Kingdom were stellar performers in 1998, they barely have outperformed U.S. Treasuries in 1999.

Regarding the currency impact on the portfolio, since its creation in January 1999 the euro has depreciated approximately 9% versus the U.S. dollar. However, the majority of the Trust's foreign assets has been in dollars. Therefore, there has not been much currency impact resulting from a stronger dollar.

Looking forward, we do not anticipate much change in our international holdings. We believe the possibility of additional interest-rate cuts in Europe is small. We believe interest rates within EMU should remain stable as inflation stays low. We believe Greece, in particular, should continue to perform well relative to countries within EMU. Although the performance of holdings in New Zealand and Australia will depend on the direction of U.S. interest rates, we believe the inflation-adjusted returns in these two countries should remain relatively attractive.

Respectfully,

             [SIGNATURE]

Stephen C. Bryant
Portfolio Manager

            [SIGNATURE]

Steven E. Nothern
Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.
                 ---------------------------------------------

In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust hereby gives notice that it may from time to time repurchase shares of the Trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PERFORMANCE SUMMARY
(For the six months ended May
  31, 1999)
NET ASSET VALUE PER SHARE
November 30, 1998                 $ 7.50
May 31, 1999                      $ 7.19
NEW YORK STOCK EXCHANGE PRICE
November 30, 1998                 $6.563
December 9, 1998 (high)*          $6.875
May 27, 1999 (low)*               $6.187
May 28, 1999                      $6.250
*For the period December 1, 1998,
  through May 28, 1999.

NUMBER OF EMPLOYEES
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end, nondiversified, management investment company and has no employees.

NUMBER OF SHAREHOLDERS
As of May 31, 1999, our records indicate that there are 9,194 registered shareholders and approximately 48,600 shareholders owning Trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the Trust, please write or call:

      State Street Bank and Trust Company
      P.O. Box 8200
      Boston, MA 02266-8200
      1-800-637-2304

NEW YORK STOCK EXCHANGE SYMBOL
The New York Stock Exchange symbol is MGF.

INVESTMENT OBJECTIVE AND POLICY
The investment objective of the Trust is to provide high current income.

The Trust will attempt to achieve this objective by investing at least 65% of its assets in U.S. government securities and by engaging in transactions involving related options. The Trust may invest up to 35% of its total assets in foreign government securities. In pursuing its objective, the Trust will consider the preservation of capital by balancing the yields of various fixed-income securities against their attendant risks. However, the Trust will not purchase securities with the goal of achieving capital appreciation.

For defensive purposes, the Trust may invest in cash (including foreign currency) and cash equivalents. The Trust also may enter into options and futures transactions, forward foreign currency exchange contracts, and interest-rate swaps and may purchase securities on a "when-issued" basis.

DIVIDEND REINVESTMENT AND
CASH PURCHASE PLAN
MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the Trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the Trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a PRO RATA share of the commissions. A service fee of $0.75 is charged for each cash purchase as well as a PRO RATA share of the brokerage commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the Plan, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the Trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

If you have any questions or would like a brochure providing a complete description of the Plan, please call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time.

         NOT FDIC INSURED        MAY LOSE VALUE        NO BANK GUARANTEE

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 1999

BONDS -- 97.0%

                                      Principal Amount
Issuer                                 (000 Omitted)           Value
U.S. BONDS -- 81.6%

U.S. FEDERAL AGENCIES -- 34.2%
FHA, 10.375s, 2030+................  $            2,438  $       2,413,921
FICO, 9.8s, 2018...................               5,000          6,797,650
FICO, 10.35s, 2018.................               9,500         13,515,270
FICO, 10.7s, 2017..................               8,500         12,328,995
Federal Home Loan Mortgage Corp.,
  6.79s, 2005......................               4,500          4,696,875
Federal Home Loan Mortgage Corp.
  Gold PCS, TBA, 7.5s, 2027........               5,501          5,617,436
Federal National Mortgage Assn.,
  5s, 2023.........................               6,000          5,150,580
Federal National Mortgage Assn.,
  5.625s, 2004.....................              50,250         49,378,665
Federal National Mortgage Assn.,
  6.956s, 2007.....................               5,809          5,809,101
Federal National Mortgage Assn.,
  7.875s, 2006.....................              20,000         20,100,000
Federal National Mortgage Assn.,
  8.5s, 2027.......................              10,100         10,923,756
Federal National Mortgage Assn.,
  TBA, 7s, 2099....................               4,760          4,765,674
Federal National Mortgage Assn.,
  TBA, 7.5s, 2009..................              21,889         22,484,016
                                                         -----------------
                                                         $     163,981,939
                                                         -----------------
U.S. TREASURY OBLIGATIONS -- 29.9%
U.S. Treasury Bonds, 3.625s,
  2028.............................  $           10,190  $       9,718,640
U.S. Treasury Bonds, 3.875s,
  2029.............................               4,988          4,972,338
U.S. Treasury Bonds, 5.25s, 2029...              24,400         22,421,404
U.S. Treasury Bonds, 8.875s,
  2017.............................               6,000          7,791,540
U.S. Treasury Bonds, 9.875s,
  2015.............................              32,750         45,430,472
U.S. Treasury Bonds, 10.375s,
  2009.............................              14,600         18,285,422
U.S. Treasury Notes, 8s, 2001......               9,250          9,682,160
U.S. Treasury Notes, 8.5s, 2000....              24,250         24,837,335
                                                         -----------------
                                                         $     143,139,311
                                                         -----------------

                                      Principal Amount
Issuer                                 (000 Omitted)           Value
U.S. BONDS -- continued
GOVERNMENT NATIONAL MORTGAGE
  ASSOCIATION -- 15.1%
GNMA, 7s, 2023-2024................  $           11,843  $      11,865,819
GNMA, 7.5s, 2022-2023..............               1,134          1,161,560
GNMA, TBA, 6.5s, 2028-2099.........              18,763         18,300,004
GNMA, TBA, 7s, 2011-2025...........              16,950         17,092,516
GNMA, TBA, 7.5s, 2010-2025.........              30,443         23,680,887
                                                         -----------------
                                                         $      72,100,786
                                                         -----------------
U.S. GOVERNMENT GUARANTEED -- 1.9%
Housing Urban Development, 6.59s,
  2016.............................  $            5,612  $       5,436,625
Private Export Funding Corp.,
  7.01s, 2004......................               3,380          3,497,252
                                                         -----------------
                                                         $       8,933,877
                                                         -----------------
SMALL BUSINESS
  ADMINISTRATION -- 0.5%
SBA, 8.875s, 2011..................  $            2,474  $       2,649,705
                                                         -----------------
    TOTAL U.S. BONDS...................................  $     390,805,618
                                                         -----------------
FOREIGN BONDS -- 15.4%

ARGENTINA -- 0.1%
Republic of Argentina, 11.447s,
  2005.............................  $              450  $         396,000
                                                         -----------------
AUSTRALIA -- 2.2%
Commonwealth of Australia, 7.5s,
  2009.............................  AUD  14,773         $      10,696,535
                                                         -----------------
BRAZIL -- 1.2%
Federal Republic of Brazil,
  11.625s, 2004....................  $            6,365  $       5,776,238
                                                         -----------------
DENMARK -- 0.4%
Kingdom of Denmark, 7s, 2007.......  DKK  12,142         $       2,009,810
                                                         -----------------
GREECE -- 2.1%
Hellenic Republic, 5.75s, 2008.....  EUR     731         $         817,620
Republic of Greece, 8.01s, 2003....  GRD 2,650,000               9,248,042
                                                         -----------------
                                                         $      10,065,662
                                                         -----------------

                                      Principal Amount
Issuer                                 (000 Omitted)           Value
FOREIGN BONDS -- continued
MEXICO -- 1.2%
Petroleos Mexicanos, 9.5s, 2027
  (Oils)##.........................  $            1,800  $       1,667,250
United Mexican States, 5.874s,
  2019.............................                 650            539,500
United Mexican States, 9.875s,
  2007.............................               1,300          1,277,250
United Mexican States, x.375s,
  2009.............................               1,410          1,402,950
United Mexican States Medium Term
  Note, 9.75s, 2005................                 710            697,575
                                                         -----------------
                                                         $       5,584,525
                                                         -----------------
NEW ZEALAND -- 3.7%
Government of New Zealand, 8s,
  2004-2006........................  NZD  30,410         $      17,868,854
                                                         -----------------
PANAMA -- 0.2%
Republic of Panama, 4s, 2014.......  $              940  $         674,450
Republic of Panama, 8.25s, 2008....                 350            311,500
                                                         -----------------
                                                         $         985,950
                                                         -----------------
PERU -- 0.2%
Republic of Peru, 4.5s, 2017.......  $            1,900  $       1,149,500
                                                         -----------------
PHILIPPINES -- 0.5%
Republic of Philippines, 9.875s,
  2019.............................  $            2,400  $       2,316,000
                                                         -----------------
POLAND -- 0.3%
Telekomunikacja Polska S.A., 7.75s,
  2008 (Utilities -- Telephone)....  $            1,500  $       1,469,400
                                                         -----------------
SOUTH KOREA -- 0.6%
Korea Development Bank (Banking),
  10.172s, 2003##..................  $            2,700  $       2,619,000
                                                         -----------------
UNITED KINGDOM -- 2.7%
United Kingdom Treasury, 6.5s,
  2003.............................  GBP   6,255         $      10,601,695
United Kingdom Treasury, 6.75s,
  2004.............................  $            1,387  $       2,405,286
                                                         -----------------
                                                         $      13,006,981
                                                         -----------------
    TOTAL FOREIGN BONDS................................  $      73,944,455
                                                         -----------------
    TOTAL BONDS (IDENTIFIED COST, $472,076,520)........  $     464,750,073
                                                         -----------------

Issuer                                           Shares        Value
RIGHTS
United Mexican States*
  (Identified Cost, $0).............              1,000  $      --
                                                         -----------------
WARRANTS
Republic of Venezuela* (Identified
  Cost, $0).........................             37,500  $      --
                                                         -----------------

                                      Principal Amount
                                        (000 Omitted)
SHORT-TERM
 OBLIGATIONS -- 2.3%
Federal Home Loan Mortgage Discount
  Notes, due 6/01/99 at Amortized
  Cost..............................  $          10,950  $      10,950,000
                                                         -----------------
    TOTAL INVESTMENTS
      (IDENTIFIED COST, $483,026,520)..................  $     475,700,073
                                                         -----------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.7%..............................          3,167,315
                                                         -----------------
Net Assets -- 100.0%...................................  $     478,867,388
                                                         -----------------

*Non-income producing security.
##SEC Rule 144A restriction.
+Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

AUD        =          Australian Dollars
DKK        =          Danish Kroner
EUR        =          Euro
GBP        =          British Pounds
GRD        =          Greek Drachma
JPY        =          Japanese Yen
NZD        =          New Zealand Dollars
SEK        =          Swedish Krona

                       See notes to financial statements

STATEMENT OF ASSETS AND LIABILITIES (Unaudited) -- May 31, 1999

ASSETS:
  Investments, at value (identified cost, $483,026,520)..........  $ 475,700,073
  Net receivable for forward foreign currency exchange contracts
   to purchase...................................................        161,772
  Receivable for investments sold................................      6,452,712
  Interest receivable............................................      4,795,026
  Other assets...................................................          6,860
                                                                   -------------
      Total assets...............................................  $ 487,116,443
                                                                   -------------

LIABILITIES:
  Payable to custodian...........................................  $      18,319
  Payable to dividend disbursing agent...........................        189,191
  Payable for investments purchased..............................      6,451,030
  Payable for Treasury shares reacquired.........................        157,000
  Net payable for forward foreign currency exchange contracts to
   sell..........................................................        494,499
  Net payable for forward foreign currency exchange contracts
   closed or subject to master netting agreements................        447,469
  Payable for swap agreements....................................         95,183
  Payable to affiliates -
    Management fee...............................................         36,561
    Administrative Fee...........................................            786
    Transfer and dividend disbursing agent fee...................         14,931
  Accrued expenses and other liabilities.........................        344,086
                                                                   -------------
      Total liabilities..........................................  $   8,249,055
                                                                   -------------
NET ASSETS.......................................................  $ 478,867,388
                                                                   -------------
                                                                   -------------

NET ASSETS CONSIST OF:
  Paid-in capital................................................  $ 525,962,096
  Unrealized depreciation on investments and translation of
   assets and liabilities in foreign currencies..................     (8,215,217)
  Accumulated net realized loss on investments and foreign
   currency transactions.........................................    (37,898,590)
  Accumulated distributions in excess of net investment income...       (980,901)
                                                                   -------------
      Total......................................................  $ 478,867,388
                                                                   -------------
                                                                   -------------
SHARES OF BENEFICIAL INTEREST OUTSTANDING (97,911,555 SHARES
 AUTHORIZED, LESS 31,300,700 TREASURY SHARES)....................     66,610,855
                                                                   -------------
                                                                   -------------
NET ASSET VALUE PER SHARE (NET ASSETS OF $478,867,388
  DIVIDED BY 66,610,855 SHARES OF BENEFICIAL INTEREST
 OUTSTANDING)....................................................  $        7.19
                                                                   -------------
                                                                   -------------

                       See notes to financial statements

STATEMENT OF OPERATIONS (Unaudited) -- Six Months Ended May 31, 1999

NET INVESTMENT INCOME:
  Interest income................................................  $  16,913,696
                                                                   -------------

EXPENSES --
    Management fee...............................................  $   1,699,027
    Trustees' compensation.......................................         75,042
    Transfer and dividend disbursing agent fee...................         89,637
    Administrative fee...........................................         30,774
    Custodian fee................................................        101,757
    Postage......................................................         22,151
    Auditing fees................................................         20,000
    Printing.....................................................         17,876
    Legal fees...................................................          1,305
    Miscellaneous................................................        244,923
                                                                   -------------
      Total expenses.............................................  $   2,302,492
    Fees paid indirectly.........................................        (31,762)
                                                                   -------------
      Net expenses...............................................  $   2,270,730
                                                                   -------------
        Net investment income....................................  $  14,642,966
                                                                   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
    Realized gain (loss) (identified cost basis) --
      Investment transactions....................................  $  (6,364,663)
      Written option transactions................................        497,201
      Foreign currency transactions..............................       (465,956)
                                                                   -------------
        Net realized loss on investments and foreign currency
       transactions..............................................  $  (6,333,418)
                                                                   -------------
    Change in unrealized depreciation --
      Investments................................................  $ (15,144,898)
      Written options............................................       (178,743)
      Translation of assets and liabilities in foreign
      currencies.................................................       (264,130)
      Swap transactions..........................................        (95,183)
                                                                   -------------
        Net unrealized loss on investments and foreign currency
       translation...............................................  $ (15,682,954)
                                                                   -------------
          Net realized and unrealized loss on investments and
         foreign currency........................................  $ (22,016,372)
                                                                   -------------
            Decrease in net assets from operations...............  $  (7,373,406)
                                                                   -------------
                                                                   -------------

                       See notes to financial statements

STATEMENT OF CHANGES IN NET ASSETS

                                                     Six Months
                                                        Ended        Year Ended
                                                    May 31, 1999    November 30,
                                                     (Unaudited)        1998
                                                    -------------   -------------
INCREASE (DECREASE) IN NET ASSETS:
From operations --
  Net investment income...........................  $ 14,642,966    $ 31,728,976
  Net realized gain (loss) on investments and
   foreign currency transactions..................    (6,333,418)      4,152,679
  Net unrealized gain (loss) on investments and
   foreign currency translation...................   (15,682,954)        951,710
                                                    -------------   -------------
    Increase (decrease) in net assets from
     operations...................................  $ (7,373,406)   $ 36,833,365
                                                    -------------   -------------
Distributions declared to shareholders --
  From net investment income......................  $(14,642,966)   $(31,728,976)
  In excess of net investment income..............      (266,328)       (967,060)
                                                    -------------   -------------
      Total distributions declared to
      shareholders................................  $(14,909,294)   $(32,696,036)
                                                    -------------   -------------
Trust share (principal) transactions --
  Cost of Treasury shares acquired................  $(10,710,476)   $(16,857,235)
                                                    -------------   -------------
      Total decrease in net assets................  $(32,993,176)   $(12,719,906)
                                                    -------------   -------------
NET ASSETS:
  At beginning of period..........................   511,860,564     524,580,470
                                                    -------------   -------------
  At end of period (including accumulated
   distributions in excess of net
   investment income of $980,901 and $714,543,
   respectively)..................................  $478,867,388    $511,860,564
                                                    -------------   -------------
                                                    -------------   -------------

                       See notes to financial statements

FINANCIAL HIGHLIGHTS

                                                     Six Months
                                                       Ended
                                                      May 31,                       Year Ended November 30,
                                                        1999       ----------------------------------------------------------
                                                    (Unaudited)      1998        1997        1996        1995         1994
                                                    ------------   ---------   ---------   ---------   ---------   ----------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
  EACH PERIOD):
Net asset value -- beginning of period............  $   7.50       $   7.41    $   7.56    $   7.62    $   6.90    $   7.83
                                                    ------------   ---------   ---------   ---------   ---------   ----------
Income from investment operations# --
  Net investment income...........................  $   0.22       $   0.46    $   0.49    $   0.49    $   0.49    $   0.48
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions..................................     (0.33)          0.08       (0.14)      (0.07)       0.64       (0.88)
                                                    ------------   ---------   ---------   ---------   ---------   ----------
    Total from investment operations..............  $  (0.11)      $   0.54    $   0.35    $   0.42    $   1.13    $  (0.40)
                                                    ------------   ---------   ---------   ---------   ---------   ----------
Less distributions declared to shareholders --
  From net investment income......................  $  (0.22)      $  (0.46)   $  (0.49)   $  (0.49)   $  (0.49)   $  (0.14)
  From net realized gain on investments and
    foreign currency transactions.................     --             --          --          --          --          (0.05)
  In excess of net investment income+++...........     (0.00)         (0.01)      (0.03)      (0.05)      --          (0.02)
  Tax return of capital...........................     --             --          --          --          --          (0.32)
                                                    ------------   ---------   ---------   ---------   ---------   ----------
    Total distributions declared to
      shareholders................................  $  (0.22)      $  (0.47)   $  (0.52)   $  (0.54)   $  (0.49)   $  (0.53)
                                                    ------------   ---------   ---------   ---------   ---------   ----------
Net increase from repurchase of capital shares....  $   0.02       $   0.02    $   0.02    $   0.06    $   0.08    $  --
                                                    ------------   ---------   ---------   ---------   ---------   ----------
Net asset value -- end of period..................  $   7.19       $   7.50    $   7.41    $   7.56    $   7.62    $   6.90
                                                    ------------   ---------   ---------   ---------   ---------   ----------
                                                    ------------   ---------   ---------   ---------   ---------   ----------
Per share market value -- end of period...........  $  6.250       $  6.563    $  6.688    $  6.750    $  6.500    $  6.313
  TOTAL RETURN....................................     (1.45)%++      4.21%       6.91%      12.61%      10.96%       (3.90)%
  RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL
  DATA:
    Expenses##....................................     0.93%+         0.89%       0.94%       1.00%       0.99%       0.97%
    Net investment income.........................     5.90%+         6.14%       6.56%       6.63%       6.84%       6.51%
  PORTFOLIO TURNOVER..............................       68%           253%        248%        249%        318%        295%
  Net assets at end of period (000 omitted).......  $478,867       $511,861    $524,580    $554,496    $606,135    $617,789

  #  Per share data are based on average shares outstanding.
 ## The Trust has an expense offset arrangement which reduces the Trust's custodian fee based upon the amount of cash maintained by the Trust with its custodian and dividend disbursing agent. For the fiscal years ending after September 1, 1995 the Trust's expenses are calculated without reduction for this expense offset arrangement.
  +  Annualized.
 ++  Not annualized.
+++ For the six months ended May 31, 1999, the per share distribution in excess of net investment income was less than $0.01.

                       See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) BUSINESS AND ORGANIZATION

MFS Government Markets Income Trust (the Trust) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non diversified, closed-end management investment company.

(2) SIGNIFICANT ACCOUNTING POLICIES

GENERAL -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

INVESTMENT VALUATIONS -- Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Options and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

WRITTEN OPTIONS -- The Trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the options contract. When a written option expires, the Trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Trust. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Trust's management on the direction of interest rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Trust may enter into contracts with the intent of changing the relative exposure of the Trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

SWAP AGREEMENTS -- The Trust may enter into swap agreements. A swap is an exchange of cash payments between the Trust and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Trust uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Trust may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Trust may use swaps to take a position on anticipated changes in the underlying financial index.

INVESTMENT TRANSACTIONS AND INCOME -- Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

FEES PAID INDIRECTLY -- The Trust's custody fee is calculated as a percentage of the Trust's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Trust. This amount is shown as a reduction of expenses on the Statement of Operations.

TAX MATTERS AND DISTRIBUTIONS -- The Trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Trust files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Trust's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1998, the Trust, for federal income tax purposes, had a capital loss carryforward of $30,505,480 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2002, ($21,490,437), November 30, 2004, ($196,662),
and November 30, 2005, ($8,818,381).

(3) TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER -- The Trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the lesser of 0.32% per annum of the Trust's average daily net assets and 5.33% of investment income, or 0.85% per annum of average daily net assets. The effective annual rate for the six months ended May 31, 1999, was 0.68%. The Trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Trust, all of whom receive remuneration for their services to the Trust from MFS. Certain officers and Trustees of the Trust are officers or directors of MFS, and MFS Service Center, Inc. (MFSC). The Trust has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $21,156 for the six months ended May 31, 1999.

ADMINISTRATOR -- The Trust has an administrative services agreement with MFS to provide the Trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Trust pays MFS an administrative fee at the following annual percentages of the Trust's average daily net assets:

First $1 billion..................................................     0.0150%
Next $1 billion...................................................     0.0125%
Next $1 billion...................................................     0.0100%
In excess of $3 billion...........................................     0.0000%

TRANSFER AGENT -- MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) PORTFOLIO SECURITIES

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      Purchases         Sales
---------------------------------------------------------------------------------
U.S. government securities........................  $ 282,379,280   $ 307,129,488
                                                    -------------   -------------
                                                    -------------   -------------
Investments (non-U.S. government securities)......  $  48,029,356   $  43,840,500
                                                    -------------   -------------
                                                    -------------   -------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Trust, as computed on a federal income tax basis, are as follows:

Aggregate cost...................................................  $ 484,689,911
                                                                   -------------
                                                                   -------------
Gross unrealized depreciation....................................  $ (11,721,714)
Gross unrealized appreciation....................................      2,731,876
                                                                   -------------
  Net unrealized depreciation....................................  $  (8,989,838)
                                                                   -------------
                                                                   -------------

(5) SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                              Six Months Ended               Year Ended
                                                May 31, 1999              November 30, 1998
                                          -------------------------   -------------------------
                                            Shares        Amount        Shares        Amount
                                          ----------   ------------   ----------   ------------
Treasury shares acquired................   1,651,700   $ 10,710,476    2,490,700   $ 16,857,235
                                          ----------   ------------   ----------   ------------
                                          ----------   ------------   ----------   ------------

In accordance with the provisions of the Trust's prospectus, 1,651,700 shares of beneficial interest were purchased by the Trust during the six months ended May 31, 1999, at an average price per share of $6.48 and a weighted average discount of 12.04% per share. The Trust reacquired 2,490,700 shares of beneficial interest during the year ended November 30, 1998, at an average price per share of $6.73 and a weighted average discount of 9.6% per share.

(6) LINE OF CREDIT

The Trust and other affiliated funds participate in a $720 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Trust shares. Interest is charged to each Trust, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Trusts at the end of each quarter. The commitment fee allocated to the Trust for the six months ended May 31, 1999, was $1,651. The Trust had no borrowings during the period.

(7) FINANCIAL INSTRUMENTS

The Trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and swap agreements. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

WRITTEN OPTION TRANSACTIONS

                                --------------------------------------------------------------
                                                                    1999 Puts
                                   1999 Calls                       Principal
                                Principal Amounts                    Amounts
                                  of Contracts                     of Contracts
                                  (000 Omitted)      Premiums     (000 Omitted)      Premiums
----------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD --
  Japanese Yen................       1,976,049      $  228,144        --            $   --
Options written --
  Australian Dollars..........          17,704         146,071           7,854          64,558
  Euro........................          19,993         187,433        --                --
  Euro/British Pounds.........           8,826         102,157           8,490          46,875
  Japanese Yen................       1,976,049         308,084       2,245,510         250,599
Options terminated in closing
 transactions --
  Australian Dollars..........         (10,383)       (103,826)         (7,854)        (64,558)
  Euro........................         (19,993)       (187,433)       --                --
  Euro/British Pounds.........          (8,826)       (102,157)         (8,490)        (46,875)
  Japanese Yen................      (1,976,049)       (228,144)       --                --
Options expired --
  Australian Dollars..........          (7,321)        (42,245)       --                --
  Japanese Yen................      (1,976,049)       (308,084)     (2,245,510)       (250,599)
                                                    ----------                      ----------
OUTSTANDING, END OF PERIOD....                      $   --                          $   --
                                                    ----------                      ----------
                                                    ----------                      ----------

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

                                                                                                      Net
                                                                                                      Unrealized
                                                 Contracts to                        Contracts        Appreciation
           Settlement Date                       Deliver/Receive  In Exchange For    at Value         (Depreciation)
-----------------------------------------------------------------------------------------------------------------
Sales      6/16/1999......................  AUD       26,273,075  $    16,733,368    $ 17,146,072     $(412,704)
           6/16/1999......................  DKK       14,344,441        2,108,515       2,014,287        94,228
           6/16/1999......................  JPY    1,416,920,756       11,598,703      11,751,364      (152,661)
           6/16/1999......................  NZD       30,143,979       16,127,029      16,150,391       (23,362)
                                                                  ----------------   ------------     -----------
                                                                  $    46,567,615    $ 47,062,114     $(494,499)
                                                                  ----------------   ------------     -----------
                                                                  ----------------   ------------     -----------
Purchases  6/16/1999......................  AUD       23,681,031  $    15,041,407    $ 15,454,479     $ 413,072
           6/16/1999......................  GBP        3,400,173        5,531,741       5,446,142       (85,599)
           6/16/1999......................  JPY      797,329,215        6,778,425       6,612,724      (165,701)
                                                                  ----------------   ------------     -----------
                                                                  $    27,351,573    $ 27,513,345     $ 161,772
                                                                  ----------------   ------------     -----------
                                                                  ----------------   ------------     -----------

Forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $214,681 with Deutschebank and $316,668 with First Boston, and a net receivable of $83,880 with Merrill Lynch at May 31, 1999.

At May 31, 1999, the Trust had sufficient cash and/or securities to cover any commitments under these contracts.

SWAP AGREEMENTS
INTEREST RATE SWAPS

                                                                                Cash Flows
                               Notional Principal      Cash Flows Paid       Received by the       Unrealized
  Expiration                   Amount of Contract       by the Trust              Trust            Depreciation
-------------------------------------------------------------------------------------------------------------
3/22/2003...............  SEK      78,300,000       Floating - 3M STIBOR   Fixed - 4.38%           $(84,111)
                                                                           Floating -
3/22/2003...............  EUR       8,480,000       Fixed - 3.76%          6M EURIBOR              $(11,072)
                                                                                                   ----------
                                                                                                   $(95,183)
                                                                                                   ----------
                                                                                                   ----------

(8) RESTRICTED SECURITIES

The Trust may invest not more than 10% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 1999, the Trust owned the following restricted security (constituting 0.50% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Trust does not have the right to demand that such securities be registered. The value of this security is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

                                                     Principal
                                                      Amount
                                          Date of      (000
Description                             Acquisition  omitted)      Cost          Value
-----------------------------------------------------------------------------------------
FHA, 10.375s, 2030....................    8/16/1993  $  2,438   $ 2,622,701   $ 2,413,921

                      MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management-Registered Trademark-, as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS-Registered Trademark-Original Research-SM- process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS INCOME TRUST

TRUSTEES
Richard B. Bailey* (2)
PRIVATE INVESTOR; FORMER CHAIRMAN AND DIRECTOR (until 1991), MFS Investment Management

Marshall N. Cohan(1)
PRIVATE INVESTOR

Lawrence H. Cohn, M.D.(2)
CHIEF OF CARDIAC SURGERY,
Brigham and Women's Hospital; PROFESSOR OF SURGERY, Harvard Medical School

The Hon. Sir J. David Gibbons, KBE(2)
CHIEF EXECUTIVE OFFICER,
Edmund Gibbons Ltd;
CHAIRMAN, Colonial Insurance Company, Ltd.

Abby M. O'Neill(2)
PRIVATE INVESTOR

Walter E. Robb, III(1)
PRESIDENT AND TREASURER,
Benchmark Advisors, Inc. (corporate financial consultants); PRESIDENT, Benchmark Consulting Group, Inc. (office services)

Arnold D. Scott*
SENIOR EXECUTIVE VICE PRESIDENT, DIRECTOR, AND SECRETARY, MFS Investment Management

Jeffrey L. Shames*
CHAIRMAN, CHIEF EXECUTIVE OFFICER, AND DIRECTOR, MFS Investment Management

J. Dale Sherratt(1)
PRESIDENT, Insight Resources, Inc. (acquisition planning specialists)

Ward Smith(1)
FORMER CHAIRMAN (UNTIL 1994), NACCO Industries (holding company)

PORTFOLIO MANAGERS
Stephen C. Bryant*
Steven E. Nothern*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

TRANSFER AGENT,
REGISTRAR, AND DIVIDEND
DISBURSING AGENT
State Street Bank and
Trust Company
c/o MFS Service Center, Inc.
P.O. Box 9024
Boston, MA 02205-9824
1-800-637-2304

CUSTODIAN
State Street Bank and
Trust Company

INVESTMENT ADVISER
Massachusetts Financial
Services Company
500 Boylston Street
Boston, MA 02116-3741

 *Affiliated with the Investment Adviser.
(1)Member of Audit Committee.
(2)Member of Portfolio Trading Committee.

[RECYCLE LOGO]
 This report is printed on recycled paper.   MGFCE-3 7/99 6OM

[MFS 75 YEARS LOGO]

MFS-REGISTERED TRADEMARK- GOVERNMENT MARKETS
INCOME TRUST

SEMIANNUAL REPORT - MAY 31, 1999